UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant	☑

Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

SERVISFIRST BANCSHARES, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant

Payment of Filing Fee (Check the appropriate box):
☑	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
(4) Proposed maximum aggregate value of transaction:
(5) Total fee paid:

☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount previously paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date Filed:

SERVISFIRST BANCSHARES, INC.

3300 Cahaba Road, Suite 300
Birmingham, Alabama 35223

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NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS

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IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2009 ANNUAL STOCKHOLDER MEETING TO BE HELD ON May 28, 2009

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the information contained in the proxy materials before voting.

The Notice of the Annual Meeting, the Annual Report for the year ended December 31, 2008 and the Proxy Statement are available at http://www.cfpproxy.com/6547.

If you want to receive a paper copy of these documents, you must request one. There is no charge to you for requesting a copy.  Please make your request for a copy as instructed in this notice on or before April 31, 2009 to facilitate timely delivery.

April 10, 2009

Dear ServisFirst Bancshares, Inc. Stockholder:

    The 2009 Annual Stockholders Meeting for ServisFirst Bancshares, Inc. will be held at Vulcan Park Center located at 1701 Valley View Drive, Birmingham, Alabama 35209 on Thursday, May 28, 2009, at 5:00 p.m., Birmingham local time. The Annual Meeting is for the purpose of considering and acting upon:

1.    the election of six nominees to serve on our board of directors until the next Annual Meeting of stockholders and until their successors are duly elected and qualified;

2.   the ratification of the appointment of Mauldin & Jenkins, LLC as ServisFirst Bancshares, Inc.’s independent registered public accounting firm for the year ending December 31, 2009;

3.   the approval of the ServisFirst Bancshares, Inc. 2009 Stock Incentive Plan which sets aside a total of 425,000 shares of common stock;  and

4.    such other matters as may properly come before the Annual Meeting, or any adjournments thereof.

    Our board of directors is not aware of any other such business. Stockholders of record at the close of business on April 3, 2009 are the stockholders entitled to vote at the Annual Meeting.

YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE ABOVE PROPOSALS.

    If you would like a paper copy of the proxy materials mailed to you, you must request one:

1.      by calling (800) 951-2405 (please have handy your Stockholder Control Number, which is printed at the bottom of this notice), or

2.    by sending an email to fulfillment@rtco.com and by inserting your Stockholder Control Number in the subject line, or

3.  by sending a written request to our Secretary, William M. Foshee, at 3300 Cahaba Road, Suite 300,  Birmingham, Alabama 35223, or

4.   by making your request online at http://www.cfpproxy.com/6547 and inserting your Stockholder Control Number  when prompted.

    You will have the opportunity to make your request for paper copies apply to all future annual stockholder meetings (which you may later revoke at any time) or only for the 2009 Annual Stockholders Meeting.

    You may vote by Internet, by telephone, by mail or in person. If you wish to vote by Internet or by telephone, you will need your Stockholder Control Number, which can be found in the bottom right hand corner of this notice and the web address and/or toll-free phone number above. No other personal information will be required in order to vote in this manner. The recently enacted eProxy rules do not allow us to provide you with a paper Proxy Card until 10 days after this initial notice. Therefore, to facilitate the process for our stockholders of record who prefer to execute a paper Proxy Card, we will transmit (i) another copy of this notice, (ii) a paper Proxy Card and (iii) a return postage-prepaid envelope approximately 10 days following the mailing of this notice. Additionally, you may request a paper copy of the proxy materials in accordance with the instructions above, in which case you would receive a second Proxy Card. Therefore, if you wish to vote by mail, simply cast your vote on the Proxy Card and sign and return it. You may also vote in person at the Annual Meeting. If you wish to vote in person at the Annual Meeting, you will need personal identification and, unless you are a registered holder of common stock, evidence of your ownership of ServisFirst Bancshares, Inc. We ask that you cast your vote promptly. Thank you for your continued support!

Stockholder Control Number